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                          WARBURG PINCUS BALANCED FUND

                SUPPLEMENT TO PROSPECTUS DATED DECEMBER 30, 1996

     Effective August 15, 1997, the Warburg Pincus Balanced Fund's limitation on investing in securities of foreign issuers will be increased from 10% to 15% of its total assets. Richard H. King and Nancy Nierman will continue to serve as portfolio managers for the International Equity Sector of the Fund. See pages 15-16 of the Prospectus for a discussion of the risks associated with international investing.

Dated: August 15, 1997                                             WPGBT-16-0897


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                          WARBURG PINCUS BALANCED FUND
                                (ADVISOR SHARES)

                SUPPLEMENT TO PROSPECTUS DATED DECEMBER 30, 1996

   Effective August 15, 1997, the Warburg Pincus Balanced Fund's limitation on investing in securities of foreign issuers will be increased from 10% to 15% of its total assets. Richard H. King and Nancy Nierman will continue to serve as portfolio managers for the International Equity Sector of the Fund. See page 11 of the Prospectus for a discussion of the risks associated with international investing.

Dated: August 15, 1997                                             ADBAL-16-0897


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